                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: April 30, 2002
(Date of earliest event reported)

Commission File No.: 333-75952

                      SLC Student Loan Receivables I, Inc.
                            SLC Student Loan Trust-I
                            (Name of Co-Registrants)

    SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1
                                 (Name of Issue)


     Delaware                                         04-3598719
     Delaware                                         04-6959982
(States of Incorporation)                 (I.R.S. Employer Identification Nos.)

750 Washington Boulevard
Stamford, Connecticut                                    06901
Address of principal executive office                  (Zip Code)



                                 (203) 975-6923
                                 (203) 975-6112

               Registrant's Telephone Number, including area code

(Former name, former address and former fiscal year, if changed since last report)
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ITEM 5.  Other Events

See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of SLC Student Loan Trust-I, SLC Student Loan Asset Backed Notes, Series 2002-1.

ITEM 7.    Financial Statements and Exhibits

          (c) Exhibits furnished in accordance with Item 601(a) of Regulation
          S-K


Exhibit No.                                           Description
-----------                                           -----------
(EX-20.1)                                             Monthly statement
                                                      distributed to holders of
                                                      SLC Student Loan Trust-I,
                                                      SLC Student Loan Asset
                                                      Backed Notes, Series
                                                      2002-1

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 By:  THE STUDENT LOAN CORPORATION, AS SERVICER


April 30, 2002

                                 By:     /s/ Steven J. Gorey
                                         -------------------
                                 Name:   Steven J. Gorey
                                 Title:  Chief Financial Officer
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                                INDEX TO EXHIBITS

                                                                           Paper (P) or
     Exhibit No.            Description                                    Electronic (E)
     -----------            -----------                                    --------------
     (EX-20.1)              Monthly statement distributed to holders                E
                            of SLC Student Loan Trust-I, SLC Student
                            Loan Asset Backed Notes, Series 2002-1.